Exhibit 10.14.5
EXECUTION COPY
AMENDMENT NUMBER THREE TO GOOGLE SERVICES AGREEMENT ORDER FORM
This Amendment Number Three to the Order Form (as defined below) (“Amendment Three”) is entered into by and between Google Inc. (“Google”), a Delaware corporation and Synacor, Inc., a Delaware corporation (“Customer”) effective as of June 30, 2006 (the “Amendment Three Effective Date”).
RECITALS
1.	Customer and Google entered into that certain Google Services Agreement dated June 25, 2004 (“GSA”) and Google Services Agreement Order Form dated June 22, 2004, as amended on November 1, 2004 and December 16, 2005 (“Order Form” and together with the GSA, the “Agreement”).

2.	Under this Amendment Three, Customer wishes to amend the Initial Services Term and other terms and conditions as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and pursuant to the terms and conditions of the Agreement, the parties hereby agree as follows:
TERMS
1.	Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as set forth in the Agreement.

2.	Cancellation of News Search Services. Customer and Google hereby agree that Google will no longer provide News Search Services to Customer. All terms and conditions relating to News Search Services as set forth in the Agreement, including but not limited to Sections 3.2, 5, 9, 16.2 of the Order Form, are hereby null and void.

3.	Cancellation of Image Search Services. Customer and Google hereby agree that Google will no longer provide Image Search Services to Customer. All terms and conditions relating to Image Search Services as set forth in the Agreement, including but not limited to Sections 3.2, 6, 9, 16.3 of the Order Form, are hereby null and void.

4.	Extension of Services Term. Customer and Google hereby agree to extend the Services Term through July 31, 2006. The definition of “Initial Services Term” set forth on the Cover Page of the Order Form is hereby amended and restated as follows:
“June 25, 2004 through July 31, 2006”
5.	Miscellaneous. Except as modified by the provisions of this Amendment Three, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment Three may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

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EXECUTION COPY
     IN WITNESS WHEREOF, the parties have caused this Amendment Three to be executed as of the Amendment Three Effective Date.

GOOGLE INC.

By:	/s/ Jeff Shardell

Name:	Jeff Shardell

Title:	Director, Web Search & Syndication

SYNACOR, INC.

By:	/s/ George Chamoun

Name:	George Chamoun

Title:	Senior Vice President

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